CLASS A PREFERRED STOCK

         PA-                                                            shares
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                              BIG CITY BAGELS, INC.
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Incorporated Under The Laws Of         See Reverse Side For Certain Definitions
    The State Of New York

                    TOTAL AUTHORIZED ISSUE 26,000,000 SHARES

25,000,000 SHARES PAR VALUE $.001 EACH     1,000,000 SHARES PAR VALUE $.001 EACH
           COMMON STOCK                                PREFERRED STOCK
                                           350,000 SHARES DESIGNATED AS CLASS A
                                                       PREFERRED STOCK

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO BIG CITY BAGELS, INC. TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR SUCH STATE SECURITIES LAWS.


This is to Certify that ____________________________-  is the owner of
                                   (name)
_______________________________________________________________________________
                                    (written)

       FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A PREFERRED STOCK OF
                    BIG CITY BAGELS, INC. (the "Corporation")

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate, properly endorsed.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional, or other special rights of the shares of Class A Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the seal of the Corporation and the signatures of its duly authorized officers.


Dated:__________________________________



__________________________                  __________________________________
Stanley Raphael, Secretary                   Mark Weinreb, Chairman and Chief
                                                Executive Officer

                                    CORPORATE
                                      SEAL

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM       - as tenants in common               UNIF GIFT MIN ACT - Custodian  (Cust)
   (Minor)
   TEN ENT       - as tenants by the entireties       under Uniform Gifts to Minors
                                                      Act . . . . . . . . . . . . . . . . . . .
   JT TEN        - as joint tenants with right of             (State)
                   of survivorship and not as tenants
                   in common

                   Additional abbreviations may also be used though not in the above list.


For value received, ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------


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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                      Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
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to transfer the said Shares on the books of the  within-named  Corporation  with full power of substitution in the premises.


          Dated  _______________,  19__


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

In the presence of

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